Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re Verasun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	November 30, 2008

Federal Tax I.D. #	20-3430241

CORPORATE MONTHLY OPERATING REPORT

File with the Court and submit a copy to the United States Trustee within 30 days after the end of the month and submit a copy of the report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts	MOR-1a	x
Schedule of Disbursements	MOR-1b	x
Bank Account Information	MOR-1c	x
Copies of bank statements (See Notes to the MOR)			x
Cash disbursements journals (See Notes to the MOR)			x
Statement of Operations (Income Statement)	MOR-2	x
Balance Sheet	MOR-3	x
Status of Post-petition Taxes	MOR-4	x
Copies of IRS Form 6123 or payment receipt (See Notes to the MOR)			x
Copies of tax returns filed during reporting period (See Notes to the MOR)			x
Summary of Unpaid Post-petition Debts (See Notes to the MOR)	MOR-4		x
Listing of Aged Accounts Payable (See Notes to the MOR)			x
Accounts Receivable Reconciliation and Aging (See Notes to the MOR)	MOR-5	x	x
Taxes Reconciliation and Aging (See MOR-7)	MOR-5		x
Payments to Insiders and Professional	MOR-6	x
Post Petition Secured Notes Adequate Protection Payments	MOR-6	x
Debtor Questionnaire	MOR-7	x

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ James Bonsall	12/30/2008
Signature of Authorized Individual*	Date

James Bonsall
Printed Name of Authorized Individual

Chief Restructuring Officer
Title

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

MOR NOTES

In re Verasun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	November 30, 2008

Federal Tax I.D. #	20-3430241

Notes to the Monthly Operating Report

GENERAL:

The report includes activity from the following Debtors and related case numbers:

Debtor	Case Number
ASA Albion, LLC	08-12607
ASA Bloomingburg LLC	08-12608
ASA Linden, LLC	08-12609
ASA OpCo Holdings, LLC	08-12610
US Bio Marion LLC	08-12611
US BioEnergy Corporation	08-12612
VeraSun Albert City, LLC	08-12613
VeraSun Aurora Corporation	08-12614
VeraSun BioDiesel, LLC	08-12605
VeraSun Central City, LLC	08-12615
VeraSun Charles City, LLC	08-12616
VeraSun Dyersville, LLC	08-12617
VeraSun Energy Corporation	08-12606
VeraSun Fort Dodge, LLC	08-12618
VeraSun Granite City, LLC	08-12619
VeraSun Hankinson, LLC	08-12620
VeraSun Hartley, LLC	08-12621
VeraSun Janesville, LLC	08-12622
VeraSun Litchfield, LLC	08-12623
VeraSun Marketing, LLC	08-12624
VeraSun Ord, LLC	08-12625
VeraSun Reynolds, LLC	08-12626
VeraSun Tilton, LLC	08-12627
VeraSun Welcome, LLC	08-12628
VeraSun Woodbury, LLC	08-12629

MOR NOTES

In re Verasun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	November 30, 2008

Federal Tax I.D. #	20-3430241

Notes to the Monthly Operating Report

Notes to MOR-1a:

Cash receipts related to intercompany transfers among the debtor entities are not included in this schedule.

Notes to MOR-1b:

All cash disbursements exclude intercompany transfers among the debtor entities.

Notes to MOR-1c:

All amounts listed are the bank balances as of the end of the month.

Notes to MOR-2:

The Income Statement reflects revenue and expenses that directly correspond to the debtor legal entity except VeraSun Tilton, LLC, which does not maintain separate accounting records.

Any changes to prior period balances will be reflected in the current Monthly Operating Report (the “MOR”).

Notes to MOR-3:

The Balance Sheet reflects assets, liabilities, and shareholders’ equity that directly correspond to the debtor legal entity except VeraSun Tilton, LLC, which does not maintain separate accounting records. The accounting records of the parent VeraSun Energy Corporation is land owned by VeraSun Tilton, LLC, carried at approximately $4.3 million.

Certain accruals for overhead are recorded monthly at parent VeraSun Energy Corporation and allocated to other debtor entities when paid.

Because the debtor entities file a joint Federal Income Tax return, individual debtor entity balances reflect assets and liabilities that net to the financial statement line on a combined basis.

Intercompany balances subject to compromise and not subject to compromise are shown net by debtor entity.

Any changes to prior period balances will be reflected in the current month MOR.

Notes to MOR-4:

The tax walkforward reflects both pre-petition and post-petition taxes, and the beginning balance for the first MOR (November 2008) reflects accrued taxes as of October 31, 2008

Verasun Energy Corporation and related debtors are current on all post petition payments other than disputes that arise in the ordinary course of business transactions.

MOR NOTES

In re Verasun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	November 30, 2008

Federal Tax I.D. #	20-3430241

Notes to the Monthly Operating Report

Notes to MOR-5:

The ending third party accounts receivable balances by debtor legal entity are listed on MOR-3, which balances differ from the Accounts Receivable Aging primarily due to the following: (a) certain aged receivables are included in “Prepaid expenses and other assets” on MOR-3 while (b) accrued sales are recorded on MOR-3 but will not be part of the aging until the subsequent month.

Notes to MOR-6:

Payments to insiders exclude intercompany payments between debtor entities.

Notes to MOR-7:

The Debtors have made certain payments on account of prepetition liabilities in accordance with orders of the Bankruptcy Court specifically authorizing payment of certain prepetition liabilities.

MOR-1a

In re Verasun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	November 30, 2008

Federal Tax I.D. #	20-3430241

Schedule of Cash Receipts

(000’s)

TIME PERIOD:
11/1/2008 - 11/30/2008
(see Notes to the MOR related to MOR-1a)

Debtor	Case Number	Cash Receipts
ASA Albion, LLC	08-12607	$0
ASA Bloomingburg LLC	08-12608	$4
ASA Linden, LLC	08-12609	$2,992
ASA OpCo Holdings, LLC	08-12610	$3,372
US Bio Marion LLC	08-12611	$13,138
US BioEnergy Corporation	08-12612	$355
VeraSun Albert City, LLC	08-12613	$10,193
VeraSun Aurora Corporation	08-12614	$9,147
VeraSun BioDiesel, LLC	08-12605	$0
VeraSun Central City, LLC	08-12615	$10,275
VeraSun Charles City, LLC	08-12616	$11,012
VeraSun Dyersville, LLC	08-12617	$11,276
VeraSun Energy Corporation	08-12606	$16,859
VeraSun Fort Dodge, LLC	08-12618	$11,132
VeraSun Granite City, LLC	08-12619	$0
VeraSun Hankinson, LLC	08-12620	$8,306
VeraSun Hartley, LLC	08-12621	$10,310
VeraSun Janesville, LLC	08-12622	$0
VeraSun Litchfield, LLC	08-12623	$0
VeraSun Marketing, LLC	08-12624	$29,003
VeraSun Ord, LLC	08-12625	$4,561
VeraSun Reynolds, LLC	08-12626	$12
VeraSun Tilton, LLC	08-12627	$0
VeraSun Welcome, LLC	08-12628	$363
VeraSun Woodbury, LLC	08-12629	$5,159

Total Cash Receipts		$157,470

MOR-1b

In re Verasun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	November 30, 2008

Federal Tax I.D. #	20-3430241

Schedule of Disbursements

(000’s)

TIME PERIOD:
11/1/2008 - 11/30/2008

Debtor	Case Number	Disbursements
ASA Albion, LLC	08-12607	$128
ASA Bloomingburg LLC	08-12608	$0
ASA Linden, LLC	08-12609	$2,081
ASA OpCo Holdings, LLC	08-12610	$3,060
US Bio Marion LLC	08-12611	$4,662
US BioEnergy Corporation	08-12612	$23
VeraSun Albert City, LLC	08-12613	$7,900
VeraSun Aurora Corporation	08-12614	$6,880
VeraSun BioDiesel, LLC	08-12605	$0
VeraSun Central City, LLC	08-12615	$5,410
VeraSun Charles City, LLC	08-12616	$9,219
VeraSun Dyersville, LLC	08-12617	$5,798
VeraSun Energy Corporation	08-12606	$15,224
VeraSun Fort Dodge, LLC	08-12618	$11,784
VeraSun Granite City, LLC	08-12619	$0
VeraSun Hankinson, LLC	08-12620	$7,171
VeraSun Hartley, LLC	08-12621	$8,860
VeraSun Janesville, LLC	08-12622	$21
VeraSun Litchfield, LLC	08-12623	$0
VeraSun Marketing, LLC	08-12624	$10,574
VeraSun Ord, LLC	08-12625	$2,354
VeraSun Reynolds, LLC	08-12626	$0
VeraSun Tilton, LLC	08-12627	$0
VeraSun Welcome, LLC	08-12628	$470
VeraSun Woodbury, LLC	08-12629	$4,427

Total Disbursements		$106,046

MOR-1c

In re Verasun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	November 30, 2008

Federal Tax I.D. #	20-3430241

Bank Account Information

(000’s)

Legal Entity	Case No.	Bank and account description	Bank Account No.	Bank Balance
ASA Albion, LLC	08-12607	First National Bank Omaha - O&M	110118507	$22
ASA Bloomingburg LLC	08-12608	First National Bank Omaha - O&M	110118497	$36
ASA Linden, LLC	08-12609	First National Bank Omaha - O&M	110118484	$1,986
ASA OpCo Holdings, LLC	08-12610	First National Bank Omaha - O&M	110118510	$312
	08-12610	First National Bank Omaha - FSA	110119647	$6
	08-12610	First National Bank Omaha - Debt Service	110118617	$0
US Bio Marion LLC	08-12611	Wells Fargo O&M	4121595540	$12
	08-12611	Wells Fargo Sweep	4121595540	$8,569
	08-12611	Bank of America	3755551267	$0
US BioEnergy Corporation	08-12612	Wells Fargo O&M	4121455620	$0
	08-12612	Wells Fargo Sweep	4121455620	$337
	08-12612	Bank of America	3755551199	$0
VeraSun Albert City, LLC	08-12613	Wells Fargo O&M	4121455646	$0
	08-12613	Wells Fargo Sweep	4121455646	$2,303
	08-12613	Bank of America	3755551131	$0
VeraSun Aurora Corporation	08-12614	First National Bank Omaha - O&M	110197793	$2,660
VeraSun BioDiesel, LLC	08-12605	First National Bank Omaha - O&M	110193548	$0
VeraSun Central City, LLC	08-12615	Wells Fargo O&M	4121455661	$0
	08-12615	Wells Fargo Sweep	4121455661	$5,176
	08-12615	Bank of America	3755551144	$0
VeraSun Charles City, LLC	08-12616	First National Bank Omaha - O&M	110211417	$2,192
VeraSun Dyersville, LLC	08-12617	Wells Fargo O&M	4121455729	$0
	08-12617	Wells Fargo Sweep	4121455729	$5,736
	08-12617	Bank of America	3755551160	$0
VeraSun Energy Corporation	08-12606	Bank of America Payroll	3755551241	$16
	08-12606	Wilmington Trust	091810-000	$9,341
	08-12606	First National Bank Omaha - O&M	110193438	$3,623
	08-12606	First Bank & Trust	1081888	$664
	08-12606	First National Bank Omaha Money Market	201651766-20	$1,536
	08-12606	Morgan Stanley	14-78ER2	$5
VeraSun Fort Dodge, LLC	08-12618	First National Bank Omaha - O&M	110118073	$510
VeraSun Granite City, LLC	08-12619	First National Bank Omaha - O&M	110211145	$0
VeraSun Hankinson, LLC	08-12620	Wells Fargo O&M	4121455703	$0
	08-12620	Wells Fargo Sweep Account	4121455703	$1,348
	08-12620	Bank of America Account	3755551186	$0
VeraSun Hartley, LLC	08-12621	First National Bank Omaha - O&M	110210845	$1,512
VeraSun Janesville, LLC	08-12622	Wells Fargo O&M	4121455711	$0
	08-12622	Wells Fargo Sweep Account	4121455711	$20
	08-12622	Bank of America Account	3755551173	$0
VeraSun Litchfield, LLC	08-12623	NONE	NONE	$0
VeraSun Marketing, LLC	08-12624	First National Bank Omaha - Revenue	110203784	$19,134
	08-12624	First National Bank Omaha - O&M	110203690	$561
VeraSun Ord, LLC	08-12625	Wells Fargo O&M	4121455687	$0
	08-12625	Wells Fargo Sweep	4121455687	$2,429
	08-12625	Bank of America	3755551157	$0
VeraSun Reynolds, LLC	08-12626	First National Bank Omaha - O&M	110211404	$37
VeraSun Tilton, LLC	08-12627	NONE	NONE	$0
VeraSun Welcome, LLC	08-12628	First National Bank Omaha - O&M	110203920	$97
VeraSun Woodbury, LLC	08-12629	Wells Fargo O&M	4121455695	$0
	08-12629	Wells Fargo Sweep	4121455695	$790
	08-12629	Bank of America	3755551128	$0

				$70,969

MOR-2

In re Verasun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	November 30, 2008

Federal Tax I.D. #	20-3430241

Statement of Operations (Income Statement)

(000’s)

Case Number	VeraSun Energy Corporation 08-12606	Aurora 08-12614	Fort Dodge 08-12618	Charles City 08-12616	Bio Diesel 08-12605	Marketing 08-12624	Litchfield 08-12623	Welcome 08-12628	Hartley 08-12621
Net Sales	$—	$20,108	$18,038	$12,937	$—	$101,574	$—	$190	$9,879
Cost of goods sold	—	22,522	20,647	17,975	—	92,858	—	1,393	13,080

Gross profit (loss)	—	(2,414)	(2,608)	(5,038)	—	8,716	—	(1,203)	(3,201)

Selling, general and administrative expenses	521	(5)	(6)	(6)	0	553	0	181	2
Long-lived asset impairment	—	—	—	—	—	—	—	—	—

Operating income (loss)	(521)	(2,409)	(2,602)	(5,032)	(0)	8,163	(0)	(1,385)	(3,203)

Other income (expense):
Interest expense	(3,573)	8	—	—	—	(0)	—	—	—
Interest income	11	—	—	—	—	—	—	1	—
Other income (expense)	0	—	—	—	—	31	—	—	0
Reorganization items, net	(3,139)	—	—	—	—	—	—	—	—

	(6,701)	8	—	—	—	31	—	1	0

Income (loss) before income taxes	(7,221)	(2,401)	(2,602)	(5,032)	(0)	8,194	(0)	(1,384)	(3,203)
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—

Income (loss) before minority Interest	(7,221)	(2,401)	(2,602)	(5,032)	(0)	8,194	(0)	(1,384)	(3,203)
Minority interest in net (gain) loss of subsidiary	—	—	—	—	—	—	—	—	—

Net Income (Loss)	$(7,221)	$(2,401)	$(2,602)	$(5,032)	$(0)	$8,194	$(0)	$(1,384)	$(3,203)

MOR-2

In re Verasun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	November 30, 2008

Federal Tax I.D. #	20-3430241

Statement of Operations (Income Statement)

(000’s)

Case Number	Granite City 08-12619	Reynolds 08-12626	Opco 08-12610	Linden 08-12609	Albion 08-12607	Bloomingburg 08-12608	VSE-USB 3 Corporate 08-12612	Marion 08-12611	Hankinson 08-12620
Net Sales	$—	$—	$—	$12,736	$15,591	$12,415	$12	$1,634	$7,130
Cost of goods sold	—	—	—	14,392	15,882	14,957	339	4,985	15,221

Gross profit (loss)	—	—	—	(1,657)	(291)	(2,541)	(327)	(3,351)	(8,091)

Selling, general and administrative expenses	0	(477)	(1)	166	214	231	14	222	86
Long-lived asset impairment	—	744	—	—	—	—	—	—	—

Operating income (loss)	(0)	(267)	1	(1,822)	(506)	(2,772)	(341)	(3,572)	(8,177)

Other income (expense):
Interest expense	—	—	(55)	213	201	242	(41)	(876)	(768)
Interest income	—	4	—	—	—	—	36	3	1
Other income (expense)	0	—	—	—	—	—	15	—	—
Reorganization items, net	—	—	—	—	—	—	—	—	—

	0	4	(55)	213	201	242	10	(873)	(768)

Income (loss) before income taxes	(0)	(263)	(54)	(1,609)	(304)	(2,531)	(331)	(4,445)	(8,945)
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—

Income (loss) before minority Interest	(0)	(263)	(54)	(1,609)	(304)	(2,531)	(331)	(4,445)	(8,945)
Minority interest in net (gain) loss of subsidiary	—	—	—	—	—	—	—	—	—

Net Income (Loss)	$(0)	$(263)	$(54)	$(1,609)	$(304)	$(2,531)	$(331)	$(4,445)	$(8,945)

MOR-2

In re Verasun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	November 30, 2008

Federal Tax I.D. #	20-3430241

Statement of Operations (Income Statement)

(000’s)

Case Number	Albert City 08-12613	Woodbury 08-12629	Central City 08-12615	Ord 08-12625	Dyersville 08-12617	Janesville 08-12622
Net Sales	$6,991	$5,451	$6,303	$203	$4,251	$—
Cost of goods sold	10,729	8,086	11,911	4,756	8,023	7,473

Gross profit (loss)	(3,738)	(2,635)	(5,608)	(4,553)	(3,772)	(7,473)

Selling, general and administrative expenses	219	136	149	87	149	(544)
Long-lived asset impairment	—	—	—	—	—	—

Operating income (loss)	(3,957)	(2,771)	(5,757)	(4,641)	(3,921)	(6,929)

Other income (expense):
Interest expense	(625)	(335)	(776)	(383)	(775)	(783)
Interest income	1	0	2	1	2	0
Other income (expense)	—	—	—	—	—	—
Reorganization items, net	—	—	—	—	—	—

	(625)	(335)	(774)	(382)	(773)	(783)

Income (loss) before income taxes	(4,582)	(3,106)	(6,531)	(5,023)	(4,694)	(7,712)
Income tax expense (benefit)	—	—	—	—	—	—

Income (loss) before minority Interest	(4,582)	(3,106)	(6,531)	(5,023)	(4,694)	(7,712)
Minority interest in net (gain) loss of subsidiary	—	—	—	—	—	—

Net Income (Loss)	$(4,582)	$(3,106)	$(6,531)	$(5,023)	$(4,694)	$(7,712)

MOR-3

In re Verasun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	November 30, 2008

Federal Tax I.D. #	20-3430241

Balance Sheet

(000’s)

Case Number	VeraSun Energy Corporation 08-12606	Aurora 08-12614	Fort Dodge 08-12618	Charles City 08-12616	Bio Diesel 08-12605	Marketing 08-12624	Litchfield 08-12623	Welcome 08-12628
Assets
Current Assets
Cash and cash equivalents	$13,622	$2	$5	$1,610	$—	$19,495	$—	$38
Restricted cash	1,536	—	—	—	—	—	—	—
Receivables	—	17	—	—	—	58,043	—	—
Inventories	—	7,186	6,502	5,649	—	52,945	—	1,206
Prepaid expenses and other assets	6,180	1,171	2,350	1,380	—	5,217	—	(377)
Deferred income taxes	3,728	(735)	(359)	(198)	—	(130)	—	(4)

Total current assets	25,066	7,641	8,498	8,442	—	135,569	—	863

Other Assets
Debt issuance costs, net of amortization	6,934	—	—	—	—	—	—	—
Other Intangible Assets	—	—	—	—	—	—	—	—
Other Long-Term Assets	2,632	27	—	—	—	3,918	—	—
Investment in subsidiaries	1,450,373	—	—	—	—	—	—	—

Total other assets	1,459,939	27	—	—	—	3,918	—	—

Property and Equipment, net	8,000	104,378	89,779	133,346	235	313	2,741	206,947

Total Assets	$1,493,005	$112,046	$98,277	$141,789	$235	$139,800	$2,741	$207,809

Liabilities and Stockholders’ Equity
Current Liabilities
Accounts payable	$1,489	$3,643	$3,634	$2,419	$—	$9,033	$—	$129
Accrued expenses and other liabilities	21,791	706	317	269	—	201	6	158
Debitor in possession financing	25,658	—	—	—	—	—	—	—
Current maturities of long-term debt	—	—	—	—	—	—	—	—
Intercompany (receivable)/payable	(13,397)	(8,026)	(8,769)	(3,536)	0	49,994	0	431

Total current liabilities	35,541	(3,678)	(4,817)	(848)	0	59,228	6	719

Long-Term Liabilities
Long-term debt, less current maturities	—	—	—	—	—	—	—	—
Deferred income taxes	37,295	23,292	14,328	5,390	(3,722)	10,448	6,744	(4,841)
Other long-term liabilities	481	1,431	—	—	—	—	—	—

Total long-term liabilities	37,776	24,723	14,328	5,390	(3,722)	10,448	6,744	(4,841)

Total Liabilities Not Subject to Compromise	73,317	21,045	9,511	4,542	(3,722)	69,675	6,750	(4,123)

Liabilities Subject to Compromise	737,067	11,882	6,353	11,388	—	29,262	—	9,463
Intercompany (receivable)/payable Subject to Compromise	(781,156)	(31,683)	28,811	148,324	1,497	15,645	12,774	220,428

Total Liabilities Subject to Compromise	(44,089)	(19,800)	35,164	159,712	1,497	44,907	12,774	229,891

Total liabilities	29,228	1,245	44,675	164,254	(2,225)	114,583	19,524	225,769

Minority Interest in consolidated subsidiary	—	—	—	—	—	—	—	—

Shareholders’ Equity
Common Stock	1,586	0	20,924	—	—	—	—	—
Additional paid-in capital	1,397,796	25,263	—	—	—	—	—	—
Retained earnings	64,396	85,538	32,678	(22,466)	2,459	25,217	(16,783)	(17,959)

Total Shareholders’ Equity	1,463,777	110,801	53,602	(22,466)	2,459	25,217	(16,783)	(17,959)

Total Liabilities and Shareholders’ Equity	$1,493,005	$112,046	$98,277	$141,789	$235	$139,800	$2,741	$207,809

MOR-3

In re Verasun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	November 30, 2008

Federal Tax I.D. #	20-3430241

Balance Sheet

(000’s)

VSE-USB 3

Case Number	Hartley 08-12621	Granite City 08-12619	Reynolds 08-12626	Opco 08-12610	Linden 08-12609	Albion 08-12607	Bloomingburg 08-12608	Corporate 08-12612
Assets
Current Assets
Cash and cash equivalents	$1,519	$0	$37	$319	$1,986	$16	$35	$341
Restricted cash	—	—	—	—	—	—	—	—
Receivables	—	—	—	15	8,870	8,913	8,925	248
Inventories	6,829	—	—	—	5,005	5,656	4,815	—
Prepaid expenses and other assets	22	0	3	999	1,443	2,478	873	2,640
Deferred income taxes	(2)	—	(0)	—	(164)	(180)	(33)	1,865

Total current assets	8,368	0	40	1,333	17,140	16,883	14,614	5,094

Other Assets
Debt issuance costs, net of amortization	—	—	—	—	—	—	—	—
Other Intangible Assets	—	—	—	—	6,403	6,441	6,420	—
Other Long-Term Assets	200	—	—	120	533	745	597	3,725
Investment in subsidiaries	—	—	—	1,837	—	—	—	734,371

Total other assets	200	—	—	1,957	6,935	7,186	7,017	738,096

Property and Equipment, net	199,760	1,760	9,532	—	169,701	171,146	181,164	4,308

Total Assets	$208,327	$1,760	$9,572	$3,290	$193,776	$195,216	$202,795	$747,498

Liabilities and Stockholders’ Equity
Current Liabilities
Accounts payable	$1,631	$—	$4	$339	$6,028	$3,330	$4,291	$167
Accrued expenses and other liabilities	218	(19)	10	690	1,056	639	673	850
Debitor in possession financing	—	—	—	—	—	—	—	—
Current maturities of long-term debt	—	—	—	—	274	199	—	—
Intercompany (receivable)/payable	(3,233)	—	0	(3,060)	579	926	1,690	(10)

Total current liabilities	(1,384)	(19)	15	(2,031)	7,938	5,094	6,653	1,007

Long-Term Liabilities
Long-term debt, less current maturities	—	—	—	—	2,283	4,801	—	—
Deferred income taxes	(7,070)	(30,115)	(4,450)	2,217	(36,111)	(23,473)	(26,420)	(35,358)
Other long-term liabilities	—	—	—	—	—	—	—	362

Total long-term liabilities	(7,070)	(30,115)	(4,450)	2,217	(33,828)	(18,672)	(26,420)	(34,996)

Total Liabilities Not Subject to Compromise	(8,454)	(30,134)	(4,435)	186	(25,891)	(13,578)	(19,767)	(33,989)

Liabilities Subject to Compromise	9,760	0	3,710	576	88,538	89,616	93,150	5,004
Intercompany (receivable)/payable Subject to Compromise	231,698	11,172	89,074	(440,302)	189,019	167,348	183,042	(37,465)

Total Liabilities Subject to Compromise	241,458	11,172	92,785	(439,726)	277,557	256,964	276,192	(32,461)

Total liabilities	233,005	(18,962)	88,350	(439,540)	251,666	243,386	256,425	(66,450)

Minority Interest in consolidated subsidiary	—	—	—	—	—	—	—	—

Shareholders’ Equity
Common Stock	—	—	—	—	—	—	—	648
Additional paid-in capital	—	—	—	439,626	—	—	—	751,266
Retained earnings	(24,677)	20,722	(78,778)	3,204	(57,891)	(48,171)	(53,630)	62,034

Total Shareholders’ Equity	(24,677)	20,722	(78,778)	442,830	(57,891)	(48,171)	(53,630)	813,948

Total Liabilities and Shareholders’ Equity	$208,327	$1,760	$9,572	$3,290	$193,776	$195,216	$202,795	$747,498

MOR-3

In re Verasun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	November 30, 2008

Federal Tax I.D. #	20-3430241

Balance Sheet

(000’s)

Case Number	Marion 08-12611	Hankinson 08-12620	Albert City 08-12613	Woodbury 08-12629	Central City 08-12615	Ord 08-12625	Dyersville 08-12617	Janesville 08-12622
Assets

Current Assets
Cash and cash equivalents	$12,220	$1,288	$2,304	$758	$5,031	$2,357	$5,570	$9
Restricted cash	—	—	—	—	—	—	—	—
Receivables	(59)	—	(398)	(1)	—	(33)	—	—
Inventories	3,858	4,252	3,284	2,198	3,556	1,888	3,908	205
Prepaid expenses and other assets	238	3,501	977	77	1,679	1,022	183	3
Deferred income taxes	—	—	—	—	—	—	—	—

Total current assets	16,257	9,041	6,167	3,031	10,266	5,234	9,662	218

Other Assets
Debt issuance costs, net of amortization	—	—	—	—	—	—	—	—
Other Intangible Assets	2,411	—	2,500	2,084	—	4,417	—	—
Other Long-Term Assets	250	58	400	92	—	—	—	—
Investment in subsidiaries	—	—	—	—	—	—	—	—

Total other assets	2,661	58	2,900	2,176	—	4,417	—	—

Property and Equipment, net	146,353	175,940	160,377	63,363	177,143	75,739	175,853	147,991

Total Assets	$165,271	$185,038	$169,444	$68,571	$187,409	$85,390	$185,515	$148,209

Liabilities and Stockholders’ Equity

Current Liabilities
Accounts payable	$475	$365	$670	$1,059	$1,636	$2	$448	$—
Accrued expenses and other liabilities	1,203	1,181	1,946	1,178	2,001	1,000	1,282	1,078
Debitor in possession financing	—	2,955	2,955	1,478	2,955	1,478	2,955	—
Current maturities of long-term debt	—	—	60	165	207	—	—	—
Intercompany (receivable)/payable	(354)	(4,584)	(2,637)	(3,211)	(3,233)	1,409	(1,085)	105

Total current liabilities	1,324	(83)	2,994	669	3,566	3,888	3,601	1,183

Long-Term Liabilities
Long-term debt, less current maturities	—	—	185	451	2,996	—	—	—
Deferred income taxes	(19,043)	8,994	19,299	6,705	50,203	6,668	4,760	(719)
Other long-term liabilities	—	—	—	—	—	—	—	—

Total long-term liabilities	(19,043)	8,994	19,484	7,156	53,200	6,668	4,760	(719)

Total Liabilities Not Subject to Compromise	(17,720)	8,911	22,478	7,825	56,766	10,556	8,361	464

Liabilities Subject to Compromise	98,331	99,414	76,771	42,789	87,349	45,539	103,353	91,656
Intercompany (receivable)/payable Subject to Compromise	9,257	4,786	(8,486)	(256)	(19,133)	(4,020)	8,213	1,410

Total Liabilities Subject to Compromise	107,588	104,200	68,286	42,534	68,216	41,519	111,566	93,066

Total liabilities	89,868	113,111	90,763	50,359	124,982	52,075	119,926	93,530

Minority Interest in consolidated subsidiary	—	—	—	—	—	—	—	—

Shareholders’ Equity
Common Stock	—	—	—	—	—	—	—	—
Additional paid-in capital	120,899	110,308	110,272	48,119	104,363	57,911	98,480	83,542
Retained earnings	(45,496)	(38,381)	(31,591)	(29,908)	(41,936)	(24,596)	(32,891)	(28,864)

Total Shareholders’ Equity	75,403	71,927	78,681	18,212	62,426	33,315	65,588	54,678

Total Liabilities and Shareholders’ Equity	$165,271	$185,038	$169,444	$68,571	$187,409	$85,390	$185,515	$148,209

MOR-4

In re Verasun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	November 30, 2008

Federal Tax I.D. #	20-3430241

Status of Post-petition Taxes

(000’s)

Verasun Energy Corporation et al.	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Ending Tax Liability
Payroll taxes	$(537)	$(1,076)	$1,612	$0
Real Estate and Personal Property	$(3,394)	$(344)	$2	$(3,736)
Sales and Use	$(448)	$(111)	$74	$(485)
Other	(339)	(1,068)	1,017	$(390)

Total Taxes	$(4,717)	$(2,599)	$2,705	$(4,611)

MOR-5

In re Verasun Energy Corporation et al.

Case No.	08-12606
Reporting Period:	November 30, 2008

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

(000’s)

Accounts Receivable Aging	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
0 - 30 days old	$81,486				$81,486
31 - 60 days old		$2,848			$2,848
61 - 90 days old			$284		$284
91+ days old				$826	$826
Total Accounts Receivable	$81,486	$2,848	$284	$826	$85,444

MOR-6

In re Verasun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	November 30, 2008

Federal Tax I.D. #	20-3430241

Payments to Insiders and Professional

(000’s)

Of the total disbursements shown on the Schedule of Disbursements Report (MOR-1b) list the amount paid to insiders (as defined in Section 101(31) (A)-(F) of the U.S. Bankruptcy Code) and to professionals. For payments to insiders, identify the type of compensation paid (e.g. Salary, Bonus, Commissions, Insurance, Housing Allowance, Travel, Car Allowance, Etc.). Attach additional sheets if necessary.

Insiders

Name	Amount Paid During Month	Total Paid to Date
Barry Schaps, Senior Vice President, Sales and Logistics	$35	$35
Bryan D. Meier, Vice President, Finance and Chief Accounting Officer	$21	$21
Danny Herron, President and Chief Financial Officer*	$107	$107
Donald L. Endres, Chief Executive Officer and Director	$38	$38
Joel West, Vice President, Commodity Management	$16	$16
Mark D. Dickey, Senior Vice President, General Counsel, and Corporate Secretary	$21	$21
Paul J. Caudill, Senior Vice President, Operations	$23	$23
Robert L. Antoine, Jr., Senior Vice President, Human Resources	$20	$20
Virg Garbers, Vice President and Corporate Controller	$12	$12
William L. Honnef, Senior Vice President, Sales and Marketing and Strategic Initiatives	$32	$32

Total Payments to Insiders	$325	$325

* Includes cash payment of accrued vacation upon termination on November 11, 2008. Professionals
Name	Amount Paid During Month	Total Paid to Date
NONE	$0	$0
	$0	$0
	$0	$0
	$0	$0
	$0	$0
	$0	$0
	$0	$0
	$0	$0
	$0	$0
	$0	$0

Total Payments to Professionals	$0	$0

Post Petition Secured Notes Adequate Protection Payments
Name of Creditor	Amount Paid During Month	Total Paid to Date
AgStar Financial Services - Albert City	$80	$80
AgStar Financial Services - Central City	$353	$353
AgStar Financial Services - Ord	$180	$180
AgStar Financial Services - Woodbury	$39	$39
AgStar Financial Services - Hankinson	$120	$120
First Bank and Trust - Marion	$40	$40
Dougherty Funding	$590	$590

Total Payments	$1,401	$1,401

MOR-7

In re Verasun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	November 30, 2008

Federal Tax I.D. #	20-3430241

Debtor Questionnaire

	Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?	X*
7	Are any post petition receivables (accounts, notes or loans) due from related parties?		X
8	Are any post petition payroll taxes past due?		X
9	Are any post petition State or Federal income taxes past due?		X
10	Are any post petition real estate taxes past due?		X
11	Are any other post petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?		X
13	Are any amounts owed to post petition creditors delinquent?		X
14	Are any wage payments past due?		X
15	Have any post petition loans been received by the Debtor from any party?		X
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X

*	The Debtors have made certain payments on account of prepetition liabilities in accordance with orders of the Bankruptcy Court specifically authorizing payment of certain prepetition liabilities.

In re Verasun Energy Corporation et al.

Case No. (Jointly Administered)	08-12606
Reporting Period:	November 30, 2008

Federal Tax I.D. #	20-3430241

If additional information is required for the current or any future Monthly Operating Reports, please send the request to:

Verasun Energy Corporation 110 N. Minnesota Ave. Suite 300 Sioux Falls, SD 57104 Attn: Jim Bonsall